SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 15

FORM 8K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2024

Regenicin, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-146834	27-3083341
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10530 Discovery Dr., Las Vegas, NV	89135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 211-6348

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 – Other Events

Item 8.01	Other Events

Following a review of EDGAR filing rules, as the Company was never subject to the filing requirements of the Securities Exchange Act of 1934 (34 Act), it cannot, and does not need to, file a Form 15 to provide notice of the Company’s intent to cease further filings under the 34 Act. Consequently, shareholders and investors should consider this report as an amendment to the prior 8K referencing the intent to file a Form 15 and consider these two 8K filings as a complete notice of the Company’s determination not to correct, maintain, update or continue its voluntary filing of 34 Act reports in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regenicin, Inc.

/s/ Randall E. McCoy

Randall E. McCoy, CEO

Date: 12-20-24

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